SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2009

                         FIRST FEDERAL BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      0-25509                    42-1485449
 ----------------              -------------------          ---------------
(State or Other Jurisdiction)  (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


329 Pierce Street, Sioux City, Iowa                             51101
-----------------------------------                             -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 - Other Events.

As previously reported in a Form 8-K filed on September 8, 2009, Vantus Bank (the "Bank"), the principal operating subsidiary of First Federal Bankshares, Inc. (the "Company"), was closed by the Office of Thrift Supervision on September 4, 2009, and the Federal Deposit Insurance Corporation ("FDIC") was appointed as receiver of the Bank. Subsequent to the closure, Great Southern Bank, Springfield, Missouri, assumed all of the deposits of the Bank and purchased approximately $387 million of the Bank's assets in a transaction facilitated by the FDIC. On September 5, 2009, the 15 offices of the Bank reopened as branches of Great Southern Bank.

On September 8, 2009, the Company received a NASDAQ Staff Determination letter (the "Letter") notifying the Company that as a result of concerns about the Company's ability to sustain compliance with all of the requirements for continued listing on NASDAQ, principally due to the closure of Vantus Bank, the Company's principal operating subsidiary, NASDAQ Staff had made a determination to delist the Company's common stock from The Nasdaq Stock Market. The Company does not intend to appeal the delisting decision. As a result, trading will continue to be halted in the Company's common stock until trading is suspended on September 17, 2009. A Form 25-NSE will then be filed with the Securities and Exchange Commission, which will remove the Company's common stock from listing and registration on The Nasdaq Stock Market.


Item 9.01.  Financial Statements and Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d)  Exhibits: None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL BANKSHARES, INC.



DATE: September 14, 2009            By: /s/ Levon L. Mathews
                                        ----------------------------------------
                                        Levon L. Mathews
                                        President and Chief Executive Officer